Exhibit 99.3

CAREY WATERMARK INVESTORS 2 INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of March 31, 2015 has been prepared as if the significant transaction during the second quarter of 2015 (noted herein) had occurred as of March 31, 2015. Our pro forma condensed consolidated statements of operations for the three months ended March 31, 2015 and the year ended December 31, 2014 have been prepared based on our historical financial statements as if the significant investment and related financing had occurred on January 1, 2014. We were formed as a Maryland corporation on May 22, 2014, and did not own any properties as of March 31, 2015. Our historical statement of operations represents the results of operations from May 22, 2014 (Inception) to December 31, 2014. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2014 on amounts that have been recorded in our historical consolidated statement of operations. In our opinion, all adjustments necessary to reflect the effects of this investment have been made.

The pro forma condensed consolidated financial information for the three months ended March 31, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q for the three months ended March 31, 2015. The pro forma condensed consolidated financial information for the year ended December 31, 2014 should be read in conjunction with our historical consolidated financial statements for the period from inception through December 31, 2014 included in our Registration Statement on Form S-11 (File No. 333-196681) filed on January 16, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transaction occurred on January 1, 2014, or results of operations had the significant transaction occurred on January 1, 2014, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
March 31, 2015

	CWI 2	Marriott Sawgrass
	Historical	Golf Resort and Spa		Pro Forma
Assets
Hotel, at cost	$—	$128,880,307	A	$128,880,307
Cash	500,050	(91,463,564)	A	8,233,315
		66,700,000	A
		37,169,579	A
		(3,220,429)	A
		(3,411,177)	A
		1,958,856	A
Accounts receivable	—	5,634,553	A	5,634,553
Restricted cash	—	3,220,429	A	3,220,429
Other assets	1,745,616	2,628,593	A	4,374,209
Total assets	$2,245,666	$148,097,147		$150,342,813

Liabilities and Equity
Liabilities:
Non-recourse debt	$—	$66,700,000	A	$66,700,000
Note payable to affiliate	—	37,169,579	A	37,169,579
Due to related parties and affiliates	2,040,679	1,958,856	A	3,999,535
Accounts payable, accrued expenses and other	241,370	11,921,487	A	12,162,857
Total liabilities	2,282,049	117,749,922		120,031,971
Commitments and contingencies

Equity:
CWI 2 stockholders’ equity:
Preferred stock	—	—		—
Class A common stock	22	—		22
Class T common stock	—	—		—
Additional paid-in capital	199,978	—		199,978
Accumulated losses	(536,383)	(3,411,177)	A	(3,947,560)
Total CWI 2 stockholders’ deficit	(336,383)	(3,411,177)		(3,747,560)
Noncontrolling interest	300,000	33,758,402	A	34,058,402
Total (deficit) equity	(36,383)	30,347,225		30,310,842
Total liabilities and equity	$2,245,666	$148,097,147		$150,342,813

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Three Months Ended March 31, 2015

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2	Marriott Sawgrass
	Historical	Golf Resort and Spa		Pro Forma
Hotel Revenues
Rooms	$—	$5,482,494	B	$5,482,494
Food and beverage	—	6,163,814	B	6,163,814
Other hotel income	—	1,701,738	B	1,701,738
Total Revenues	—	13,348,046		13,348,046
Operating Expenses
Hotel Expenses
Rooms	—	1,325,832	C	1,325,832
Food and beverage	—	3,587,055	C	3,587,055
Other hotel operating expenses	—	869,433	C	869,433
Sales and marketing	—	1,151,943	C	1,151,943
General and administrative	—	1,094,477	C	1,094,477
Repairs and maintenance	—	621,262	C	621,262
Utilities	—	574,683	C	574,683
Management fees	—	342,651	C	342,651
Property taxes, insurance, rent and other	—	557,329	C	557,329
Depreciation and amortization	—	1,034,230	C	1,034,230
Total Hotel Expenses	—	11,158,895		11,158,895
Other Operating Expenses
Corporate general and administrative expenses	260,722	—		260,722
Acquisition-related expenses	167,642	(14,732)	D	152,910
Asset management fees to affiliate and other	—	104,372	E	104,372
Total Other Operating Expenses	428,364	89,640		518,004
Operating (Loss) Income	(428,364)	2,099,511		1,671,147
Other Income and (Expenses)
Interest income (expense)	15	(672,003)	F	(671,988)
(Loss) Income from Operations Before Income Taxes	(428,349)	1,427,508		999,159
Provision for income taxes	—	(170,778)	G	(170,778)
Net (Loss) Income	(428,349)	1,256,730		828,381
Income attributable to noncontrolling interest	—	(673,185)	H	(673,185)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(428,349)	$583,545		$155,196
Basic and Diluted Net (Loss) Income Per Share	$(19.28)			$6.98
Basic and Diluted Weighted-Average Shares Outstanding	22,222			22,222

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2014

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical
	May 22, 2014 (Inception) through December 31, 2014	Marriott Sawgrass Golf Resort and Spa		Pro Forma
Hotel Revenues
Rooms	$—	$19,695,171	B	$19,695,171
Food and beverage	—	20,032,048	B	20,032,048
Other hotel income	—	5,687,654	B	5,687,654
Total Revenues	—	45,414,873		45,414,873
Operating Expenses
Hotel Expenses
Rooms	—	5,108,474	C	5,108,474
Food and beverage	—	12,100,365	C	12,100,365
Other hotel operating expenses	—	3,319,024	C	3,319,024
Sales and marketing	—	3,681,196	C	3,681,196
General and administrative	—	4,585,133	C	4,585,133
Repairs and maintenance	—	2,398,801	C	2,398,801
Utilities	—	2,249,728	C	2,249,728
Management fees	—	1,160,325	C	1,160,325
Property taxes, insurance, rent and other	—	2,346,721	C	2,346,721
Depreciation and amortization	—	4,136,921	C	4,136,921
Total Hotel Expenses	—	41,086,688		41,086,688
Other Operating Expenses
Corporate general and administrative expenses	108,069	—		108,069
Asset management fees to affiliate and other	—	426,870	E	426,870
Total Other Operating Expenses	108,069	426,870		534,939
Operating (Loss) Income	(108,069)	3,901,315		3,793,246
Other Income and (Expenses)
Interest income (expense)	35	(3,200,835)	F	(3,200,800)
(Loss) Income from Operations Before Income Taxes	(108,034)	700,480		592,446
Provision for income taxes	—	(581,047)	G	(581,047)
Net (Loss) Income	(108,034)	119,433		11,399
Income attributable to noncontrolling interest	—	(510,897)	H	(510,897)
Net Loss Attributable to CWI 2 Stockholders	$(108,034)	$(391,464)		$(499,498)
Basic and Diluted Net Loss Per Share	$(4.86)			$(22.48)
Basic and Diluted Weighted-Average Shares Outstanding	22,222			22,222

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of March 31, 2015 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2015 were derived from our historical unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2015. The pro forma condensed consolidated statement of operations for the year ended December 31, 2014 was derived from our historical consolidated financial statements included in our Registration Statement on Form S-11 (File No. 333-196681) filed on January 16, 2015.

Note 2. Pro Forma Adjustments

A. Investment

On April 1, 2015, we acquired a 50% controlling interest in a joint venture owning the Marriott Sawgrass Golf Resort and Spa from our affiliate, CWI 1, which acquired 100% of the property in October 2014. The joint venture acquired real estate and other hotel assets, net of assumed liabilities and inclusive of contributions from noncontrolling interests totaling $91,463,564. The 511-room resort is located in Ponte Vedra Beach, Florida.

Our investment was financed, in part, by a loan of $37,169,579 from a subsidiary of W. P. Carey Inc., which is the ultimate parent of our advisor, at a rate of LIBOR plus 1.1% and a maturity date of March 31, 2016.

CWI 1 obtained $78,000,000 in non-recourse debt financing at the time of the initial acquisition in October 2014, of which $66,700,000 had been drawn at the acquisition date, at a rate of LIBOR plus 3.85% and a maturity date of November 2019.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is $20,844 for the three months ended March 31, 2015, and $98,760 and $32,235 for the Predecessor and Successor, respectively, for the year ended December 31, 2014.

In connection with this acquisition, we expensed acquisition costs of $3,411,177, including acquisition fees of $1,995,538 paid to our advisor, which represent 50% of acquisition costs incurred by CWI 1 on its acquisition of the hotel in October 2014. These costs are reflected as a charge to Accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2015. We placed $2,687,361 into lender-held escrow accounts in connection with general repair and maintenance of the hotel. Additionally, as required by our lender, we placed $533,068 into lender-held escrow accounts for property taxes and insurance.

Distributions of $1,958,856 that will be paid to CWI 1 primarily representing the income earned from the joint venture owning the Marriott Sawgrass Golf Resort and Spa prior to our acquisition date has been reflected in Due to related parties and affiliates in the pro forma condensed consolidated balance sheet as of March 31, 2015.

Prior to our acquisition of the hotel, a subsidiary of CWI 1 (the "Successor") acquired the Marriott Sawgrass Golf Resort and Spa from MLQ SGR Holdco III, L.L.C. (the "Predecessor") on October 3, 2014.

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Notes to Pro Forma Condensed Consolidated Financial Statements

The following table presents a preliminary summary of assets acquired and liabilities assumed in this business combination, at the date of acquisition:

Marriott Sawgrass
Golf Resort and Spa
Acquisition consideration
Cash consideration	$91,463,564
Assets acquired at fair value:
Buildings	$93,551,426
Land	26,400,000
Furniture, fixtures and equipment	8,131,770
Building and site improvements	26,913
Construction in progress	770,198
Accounts receivable	5,634,553
Other assets	2,628,593
Liabilities assumed at fair value:
Accounts payable, accrued expenses and other	(11,921,487)
Contributions from noncontrolling interests at fair value	(33,758,402)
Net assets acquired at fair value	$91,463,564

B. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of our investment. The following pro forma adjustments for the three months ended March 31, 2015 and the year ended December 31, 2014 represent the incremental hotel revenues that would have been incurred in addition to those presented in our historical financial statements:

Pre-Acquisition Historical
Three Months Ended March 31, 2015
Rooms	$5,482,494
Food and beverage	6,163,814
Other hotel income	1,701,738
$13,348,046

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	Predecessor	Successor	Total
Rooms	$15,477,871	$4,217,300	$19,695,171
Food and beverage	15,740,757	4,291,291	20,032,048
Other hotel income	4,127,024	1,560,630	5,687,654
	$35,345,652	$10,069,221	$45,414,873

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Notes to Pro Forma Condensed Consolidated Financial Statements

C. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investment except for those related to depreciation and amortization, sales and marketing, and management fees as illustrated below. The following pro forma adjustments for the three months ended March 31, 2015 and the year ended December 31, 2014 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements:

Pre-Acquisition Historical
Three Months Ended March 31, 2015
Rooms	$1,325,832
Food and beverage	3,587,055
Other hotel operating expenses	869,433
General and administrative	1,094,477
Repairs and maintenance	621,262
Utilities	574,683
Property taxes, insurance, rent and other	557,329
$8,630,071

	Pre-Acquisition Historical
	Year Ended December 31, 2014
	Predecessor	Successor	Total
Rooms	$3,920,480	$1,187,994	$5,108,474
Food and beverage	9,285,427	2,814,938	12,100,365
Other hotel operating expenses	2,596,487	722,537	3,319,024
General and administrative	3,589,559	995,574	4,585,133
Repairs and maintenance	1,804,120	594,681	2,398,801
Utilities	1,794,326	455,402	2,249,728
Property taxes, insurance, rent and other	1,982,489	364,232	2,346,721
	$24,972,888	$7,135,358	$32,108,246

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Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition. The following pro forma adjustments for the three months ended March 31, 2015 and the year ended December 31, 2014 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements:

Three Months Ended
March 31, 2015
Sales and marketing - pre-acquisition historical	$1,151,943
Sales and marketing - pro forma adjustments	—
Sales and marketing - pro forma results	$1,151,943

Management fees - pre-acquisition historical	$351,083
Management fees - pro forma adjustments	(8,432)
Management fees - pro forma results	$342,651

Depreciation and amortization - pre-acquisition historical	$550,755
Depreciation and amortization - pro forma adjustments	483,475
Depreciation and amortization - pro forma results	$1,034,230

	Year Ended December 31, 2014
	Predecessor	Successor	Total
Sales and marketing - pre-acquisition historical	$3,934,664	$1,046,082	$4,980,746
Sales and marketing - pro forma adjustments	(1,299,550)	—	(1,299,550)
Sales and marketing - pro forma results	$2,635,114	$1,046,082	$3,681,196

Management fees - pre-acquisition historical	$951,139	$276,072	$1,227,211
Management fees - pro forma adjustments	(35,100)	(31,786)	(66,886)
Management fees - pro forma results	$916,039	$244,286	$1,160,325

Depreciation and amortization - pre-acquisition historical	$4,132,621	$1,242,875	$5,375,496
Depreciation and amortization - pro forma adjustments	(1,007,689)	(230,886)	(1,238,575)
Depreciation and amortization - pro forma results	$3,124,932	$1,011,989	$4,136,921

D. Acquisition-Related Expenses

Acquisition costs of $14,732 related to the Marriott Sawgrass Golf Resort and Spa transaction, which are non-recurring in nature, are reflected in our historical condensed consolidated statement of operations for the three months ended March 31, 2015. We have reflected a pro forma adjustment to exclude this non-recurring charge from our pro forma condensed consolidated statement of operations.

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Notes to Pro Forma Condensed Consolidated Financial Statements

E. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.55% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of investments occurred on January 1, 2014. The following pro forma adjustments for the three months ended March 31, 2015 and year ended December 31, 2014 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements:

	Three Months Ended	Year Ended
	March 31, 2015	December 31, 2014
Marriott Sawgrass Golf Resort and Spa	$104,372	$426,870

F. Interest Expense

The following pro forma adjustments for the three months ended March 31, 2015 and year ended December 31, 2014 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical financial statements:

Three Months Ended
March 31, 2015
Interest expense - pre-acquisition historical	$716,108
Interest expense - pro forma adjustments	(44,105)
Interest expense - pro forma results	$672,003

	Year Ended December 31, 2014
	Predecessor	Successor	Total
Interest expense - pre-acquisition historical	$—	$709,363	$709,363
Interest expense - pro forma adjustments	2,412,252	79,220	2,491,472
Interest expense - pro forma results	$2,412,252	$788,583	$3,200,835

G. Provision for Income Taxes

We have reflected pro forma adjustments related to our investment based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the three months ended March 31, 2015 and year ended December 31, 2014 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in the historical financial statements, if any:

Three Months Ended
March 31, 2015
Provision for income taxes - pre-acquisition historical	$—
Provision for income taxes - pro forma adjustments	170,778
Provision for income taxes - pro forma results	$170,778

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Notes to Pro Forma Condensed Consolidated Financial Statements

	Year Ended December 31, 2014
	Predecessor	Successor	Total
Benefit for income taxes - pre-acquisition historical	$—	$(432,861)	$(432,861)
Provision for income taxes - pro forma adjustments	452,219	561,689	1,013,908
Provision for income taxes - pro forma results	$452,219	$128,828	$581,047

H. Income Attributable to Noncontrolling Interest

The pro forma adjustment to income attributable to noncontrolling interest related to the Marriott Sawgrass Golf Resort and Spa held by CWI 1 was $673,185 and $510,897 for the three months ended March 31, 2015 and year ended December 31, 2014, respectively.

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